                MORGAN STANLEY DEAN WITTER UNIVERSAL FUNDS, INC.

--------------------------------------------------------------------------------

                              HIGH YIELD PORTFOLIO

                               SEMI-ANNUAL REPORT
                                 JUNE 30, 1999

                MORGAN STANLEY DEAN WITTER UNIVERSAL FUNDS, INC.
                              HIGH YIELD PORTFOLIO

--------------------------------------------------------------------------------
                              INVESTMENT OVERVIEW
COMPOSITION OF NET ASSETS (AT JUNE 30, 1999)

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

Cable                               7.7%
Chemicals                           2.7%
Communications                     22.9%
Energy                              2.0%
Financial                           0.8%
Food & Beverage                     0.9%
Gaming                              7.0%
Healthcare                          6.6%
Hotels & Lodging                    3.7%
Industrials                         3.4%
Media & Entertainment               3.7%
Metals                              2.4%
Packaging                           2.7%
Real Estate                         1.6%
Real Estate/Building                0.8%
Retail                              6.2%
Sovereign & Emerging Markets       10.1%
Supermarkets/Drugs                  0.8%
Transportation                      0.8%
U.S. Treasury Securities            1.7%
Utilities                           2.1%
Other                               9.4%

PERFORMANCE COMPARED TO THE SALOMON HIGH-YIELD MARKET INDEX(1)
------------------------------------

                            TOTAL RETURNS(2)
               -------------------------------------------
                                         AVERAGE ANNUAL
                  YTD       ONE YEAR     SINCE INCEPTION
               ----------  ----------  -------------------
PORTFOLIO....       3.29%       4.12%           8.63%
INDEX........       1.77        0.28            7.50

1. The Salomon High-Yield Market Index includes public, non-convertible corporate bond issues with at least one year remaining to maturity and $50 million in par amount outstanding which carry a below investment grade quality rating from either Standard & Poor's or Moody's rating services.
2. Total returns for the Portfolio reflect expenses waived and reimbursed, if applicable, by the Adviser. Without such waiver and reimbursement, total returns would be lower.
PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE.

TOP FIVE HOLDINGS
                                          PERCENT OF
SECURITY                  INDUSTRY        NET ASSETS
--------------------  -----------------  -------------
Columbia/HCA
 Healthcare Corp.        Healthcare             3.9%
Nextel
 Communications,
 Inc.                  Communications           3.0%
DR Securitized Lease
 Trust                     Retail               2.2%
Chancellor Media           Media &
 Corp.                  Entertainment           1.9%
Tenet Healthcare
 Corp.                   Healthcare             1.9%

TOP FIVE SECTORS
                       VALUE     PERCENT OF
SECTOR                 (000)     NET ASSETS
-------------------  ---------  -------------
Communications       $  11,501        22.9%
Sovereign &
 Emerging Markets        5,067        10.1
Cable                    3,846         7.7
Gaming                   3,517         7.0
Healthcare               3,326         6.6

THE INFORMATION CONTAINED IN THIS OVERVIEW REGARDING SPECIFIC SECURITIES IS FOR INFORMATIONAL PURPOSES ONLY AND SHOULD NOT BE CONSTRUED AS A RECOMMENDATION TO PURCHASE OR SELL THE SECURITIES MENTIONED. THE PERFORMANCE RESULTS PROVIDED ARE FOR INFORMATIONAL PURPOSES ONLY AND SHOULD NOT BE CONSTRUED AS A GUARANTEE OF THE PORTFOLIO'S FUTURE PERFORMANCE. PAST PERFORMANCE SHOWN IS NOT PREDICTIVE OF FUTURE PERFORMANCE. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. YIELDS WILL FLUCTUATE AS MARKET CONDITIONS CHANGE.

The objective of the High Yield Portfolio is to achieve above-average total return over a market cycle of three to five years by investing primarily in a diversified portfolio of high yield, fixed income securities. High yield securities are rated below investment grade and are commonly referred to as "junk bonds". The Portfolio's average weighted maturity will ordinarily exceed five years.

For the six months ended June 30, 1999, the Portfolio had a total return of 3.29% compared to 1.77% for the Salomon High-Yield Market Index (the "Index"). For the one year ended June 30, 1999, the Portfolio had a total return of 4.12% compared to 0.28% for the Index. For the period since inception on January 2, 1997 through June 30, 1999, the Portfolio had an average annual total return of 8.63% compared to 7.50% for the Index. At June 30, 1999, the Portfolio had a SEC 30-day yield of 8.76%.

Initially, in the second quarter, high yield bonds performed well, supported by merger and investment activity in the telecommunications and cable industries, and positive fund flows. By May, liquidity concerns, technical conditions, and rising rates contributed to lower prices. Exposure to non-U.S. issues and telecommunications and cable sectors had the largest positive impact on results. Holdings in healthcare, retail and gaming sectors also helped performance. Underweighting in the commodity and cyclical sectors, which performed well, and security selection detracted from returns. The Portfolio continued to benefit from merger and investment activities in telecommunications and cable sectors that have been generally favorable for credit quality. Prices of many issues not directly involved in transactions have also benefited.

                MORGAN STANLEY DEAN WITTER UNIVERSAL FUNDS, INC.
                              HIGH YIELD PORTFOLIO

--------------------------------------------------------------------------------
                              INVESTMENT OVERVIEW   (CONT.)

The Portfolio remains overweighted in the telecommunications and cable sectors, where we continue to find value. We continue to selectively add to commodity and cyclical issues, where we remain underweighted, and are finding value in the gaming sector. The Portfolio remains overweighted in healthcare and retail, and maintains exposure to non-U.S. issues.

We expect economic growth to moderate and inflation to remain close to current levels, which should be an attractive environment for high yield bonds. We continue to believe that high yield bonds offer attractive value on a risk-adjusted expected return basis.

July 1999

                MORGAN STANLEY DEAN WITTER UNIVERSAL FUNDS, INC.
                              HIGH YIELD PORTFOLIO

--------------------------------------------------------------------------------
                            STATEMENT OF NET ASSETS
                                 JUNE 30, 1999
                                  (UNAUDITED)

     FACE
    AMOUNT                                                            VALUE
    (000)                                                             (000)
---------------------------------------------------------------------------

FIXED INCOME SECURITIES (88.3%)
  CABLE (7.7%)
                 Adelphia Communications Corp.
$          405   8.375%, 2/1/08...................................  $   390
            60   9.875%, 3/1/07...................................       62
           110   7.50%, 1/15/04...................................      105
                 CSC Holdings, Inc.
           295   7.25%, 7/15/08...................................      279
           400   7.875%, 12/15/07.................................      394
                 Lenfest Communications, Inc.
           175   7.625%, 2/15/08..................................      180
           435   8.375%, 11/1/05..................................      461
 GBP    (n)525   NTL, Inc. 0.00%, 4/1/08..........................      560
                 Rogers Cablesystems Ltd., Series B
$          600   10.00%, 3/15/05..................................      647
           150   10.125%, 9/1/12..................................      162
           100   Rogers Communications, Inc. 9.125%, 1/15/06......      102
GBP   (e,n)500   Telewest PLC 0.00%, 4/15/09......................      504
                                                                    -------
                                                                      3,846
                                                                    -------
  CHEMICALS (2.7%)
                 Huntsman ICI
 EUR    (e)250   10.125%, 7/1/09..................................      251
$       (e)250   10.125%, 7/1/09..................................      259
           555   ISP Holdings, Inc., Series B, 9.00%, 10/15/03....      553
        (e)280   Lyondell Chemical Co., 9.625%, 5/1/107...........      285
                                                                    -------
                                                                      1,348
                                                                    -------
  COMMUNICATIONS (21.3%)
           345   American Cellular Corp. 10.50%, 5/15/08..........      354
           200   AMSC Acquisition Co., Inc., Series B 12.25%,
                   4/1/08.........................................      153
        (e)330   Centennial Cellular Operating Co. 10.75%,
                   12/15/08.......................................      341
            50   Dial Call Communications, Inc. 10.25%,
                   12/15/05.......................................       51
           240   Dobson Communications Corp. 11.75%, 4/15/07......      252
                 Dolphin Telecommunications
      (e,n)375   0.00%, 5/15/09...................................      181
 EUR    (n)370   0.00%, 6/1/08....................................      191
$       (e)450   Echostar DBS Corp. 9.375%, 2/1/09................      457
  EUR      307   Esprit Telecom Group plc 11.00%, 6/15/08.........      338
$          340   Global Crossing Holdings, Ltd. 9.625%, 5/15/08...      359
           320   Globalstar LP/Capital 11.375%, 2/15/04...........      211
                 Hermes Europe Railtel
           175   10.375%, 1/15/09.................................      178
           260   11.50%, 8/15/07..................................      273
        (n)555   Hyperion Telecommunications, Inc. 0.00%,
                   4/15/03........................................      459
                 Intermedia Communications, Inc., Series B
        (n)805   0.00%, 7/15/07...................................      575
           235   8.50%, 1/15/08...................................      215
           465   Iridium LLC/Capital Corp., Series A, 13.00%,
                   7/15/05........................................       93
           130   IXC Communications, Inc. 9.00%, 4/15/08..........      125
           235   Metromedia Fiber Network, Inc. 10.00%,
                   11/15/08.......................................      242
                 Nextel Communications, Inc
      (n)1,380   0.00%, 9/15/07...................................    1,008
        (n)250   0.00%, 2/15/08...................................      172
        (j)300   9.75%, 8/15/04...................................      304
                 NEXTLINK Communications Co.
        (n)660   0.00%, 4/15/08...................................      394
           140   10.75%, 11/15/08.................................      143

     FACE
    AMOUNT                                                            VALUE
    (000)                                                             (000)
---------------------------------------------------------------------------

$       (e)135   OnePoint Communications Corp. 14.50%, 6/1/08.....  $    73
                 Primus Telecommunications Group, Inc.
           285   Series B 9.875%, 5/15/08.........................      270
        (e)170   11.25%, 1/15/09..................................      172
           210   PSINet, Inc., Series B, 10.00%, 2/15/05..........      209
                 RCN Corp.
        (n)580   0.00%, 10/15/07..................................      389
        (n)150   Series B, 0.00%, 2/15/08.........................       93
        (n)345   Rhythms NetConnections, Inc., Series B, 0.00%,
                   5/15/08........................................      182
           375   Rogers Cantel, Inc. 8.30%, 10/1/07...............      370
           100   Rogers Communications, Inc. 8.875%, 7/15/07......      101
                 RSL Communications plc
        (n)400   0.00%, 3/1/08....................................      240
 EUR    (n)384   0.00%, 6/15/08...................................      244
$          350   9.125%, 3/1/08...................................      321
            90   12.00%, 11/1/08..................................       95
            18   12.25%, 11/15/06.................................       19
 EUR    (e)335   Tele1 Europe B.V. 13.00%, 5/15/09................      358
$       (n)430   Viatel, Inc. 0.00%, 4/15/08......................      276
        (n)350   Wam!Net, Inc. 0.00%, 3/1/05......................      206
                                                                    -------
                                                                     10,687
                                                                    -------
  ENERGY (2.0%)
        (n)220   Husky Oil Ltd. 8.90%, 8/15/28....................      212
           535   Snyder Oil Corp. 8.75%, 6/15/07..................      527
                 Vintage Petroleum, Inc.
           150   8.625%, 2/1/09...................................      143
           125   9.75%, 6/30/09...................................      128
                                                                    -------
                                                                      1,010
                                                                    -------
  FINANCIAL (0.8%)
      (e,n)290   Fuji JGB Investments LLC, Series A, 9.87%,
                   12/31/49.......................................      254
        (n)140   SB Treasury Co., LLC, Series A, 9.40%,
                   12/29/49.......................................      136
                                                                    -------
                                                                        390
                                                                    -------
  FOOD & BEVERAGE (0.9%)
           500   Smithfield Foods, Inc. 7.625%, 2/15/08...........      455
                                                                    -------
  GAMING (7.0%)
           775   Harrahs Operating Co., Inc. 7.875%, 12/15/05.....      752
        (e)530   Horshoe Gaming Holding, 8.652%, 5/15/09..........      513
        (e)690   International Game Technology,
                   8.375%, 5/15/09................................      683
           715   Park Place Entertainment 7.875%, 12/15/05........      679
                 Station Casinos, Inc.
           200   9.75%, 4/15/07...................................      204
           300   10.125%, 3/15/06.................................      309
           385   8.875%, 12/1/08..................................      377
                                                                    -------
                                                                      3,517
                                                                    -------
  HEALTHCARE (6.6%)
                 Columbia/HCA Healthcare Corp.
           710   6.91%, 6/15/05...................................      657
           225   7.00%, 7/1/07....................................      203
           300   7.15%, 3/30/04...................................      283
           250   7.69%, 6/15/25...................................      207
           100   8.13%, 8/4/03....................................       99
           490   8.85%, 1/1/07....................................      493
           330   Fresenius Medical Capital Trust II 7.875%,
                   2/1/08.........................................      310
 EUR    (e)118   Sirona Dental Systems 9.125%, 7/15/08............      111

    The accompanying notes are an integral part of the financial statements.

                MORGAN STANLEY DEAN WITTER UNIVERSAL FUNDS, INC.
                              HIGH YIELD PORTFOLIO

--------------------------------------------------------------------------------
                            STATEMENT OF NET ASSETS   (CONT.)
                                 JUNE 30, 1999
                                  (UNAUDITED)

     FACE
    AMOUNT                                                            VALUE
    (000)                                                             (000)
---------------------------------------------------------------------------

HEALTHCARE (CONT.)

                 Tenet Healthcare Corp.
$          840   8.625%, 1/15/07..................................  $   821
           150   Series B, 8.125%, 12/1/08........................      142
                                                                    -------
                                                                      3,326
                                                                    -------
  HOTEL & LODGING (3.7%)
           560   Hilton Hotels Corp. 7.95%, 4/15/07...............      567
           955   HMH Properties, Series A, 7.875%, 8/1/05.........      903
           375   Host Marriott Travel Plaza 9.50%, 5/15/05........      385
                                                                    -------
                                                                      1,855
                                                                    -------
  INDUSTRIALS (3.4%)
           220   Allied Waste of North America, Series B, 7.875%,
                   1/1/09.........................................      204
           225   Applied Power, Inc. 8.75%, 4/1/09................      218
           105   Axia, Inc. 10.75%, 7/15/08.......................      103
  EUR       89   Geberit International S.A. 10.125%, 4/15/07......      107
$       (e)500   Hayes Lemmerz International, Inc.
                   8.25%, 12/15/08................................      475
        (n)560   Norcal Waste Systems, Inc. 13.50%, 11/15/05......      619
                                                                    -------
                                                                      1,726
                                                                    -------
  MEDIA & ENTERTAINMENT (3.1%)
                 Chancellor Media Corp.
           475   9.00%, 10/1/08...................................      482
           505   Series B, 8.125%, 12/15/07.......................      490
           530   Outdoor Systems, Inc. 8.875%, 6/15/07............      553
                                                                    -------
                                                                      1,525
                                                                    -------
  METALS (2.4%)
           310   Glencore Nickel Property Ltd. 9.00%, 12/1/14.....      267
  EUR      345   Impress Metal Packaging Holdings 9.875%,
                   5/29/07........................................      394
$          220   Murrin Murrin Holdings Ltd. 9.375%, 8/31/07......      193
           355   National Steel Corp., Series D, 9.875%, 3/1/09...      360
                                                                    -------
                                                                      1,214
                                                                    -------
  PACKAGING (2.7%)
           555   Norampac, Inc. 9.50%, 2/1/08.....................      568
        (e)455   Pacifica Papers, Inc. 10.00%, 3/15/09............      469
           150   SD Warren Co. 12.00%, 12/15/04...................      160
           175   Tembec Industries, Inc. 8.625%, 6/30/09..........      174
                                                                    -------
                                                                      1,371
                                                                    -------
  REAL ESTATE (1.6%)
  EUR      340   American Standard Cos. 7.125%, 6/1/06............      353
$       (e)465   Nortek, Inc. 8.875%, 8/1/08......................      458
                                                                    -------
                                                                        811
                                                                    -------
  REAL ESTATE/BUILDING (0.8%)
           405   D. R. Horton, Inc. 8.00%, 2/1/09.................      381
                                                                    -------
  RETAIL (6.2%)
           265   CEX Holdings, Inc., Series B, 9.625%, 6/1/08.....      249
                 DR Structured Finance, Series:
           225   93-K1 A1 6.66%, 8/15/10..........................      209
            75   94-K1 A1 7.60%, 8/15/07..........................       74
           810   94-K1 A2 8.375%, 8/15/15.........................      800
            35   94-K2 A2 9.35%, 8/15/19..........................       35
                 HMV Media Group plc
           200   10.25%, 5/15/08..................................      201
 GBP       235   Series B, 10.875%, 5/15/08.......................      384
$          550   Kmart Funding Corp., Series F, 8.80%, 7/1/10.....      564
     FACE
    AMOUNT                                                            VALUE
    (000)                                                             (000)
---------------------------------------------------------------------------

                 Musicland Group, Inc.
$          120   9.00%, 6/15/03...................................  $   116
           470   Series B, 9.875%, 3/15/08........................      461
                                                                    -------
                                                                      3,093
                                                                    -------
  SOVEREIGN & EMERGING MARKETS (10.0%)
           100   Asia Pulp & Paper Co., Ltd., Series A, 12.00%,
                   2/15/04........................................       66
        (e)115   AST Research, Inc. 7.45%, 10/1/02................      110
        (e)215   Cablevision S.A. 13.75%, 5/1/09..................      198
      (e,n)100   CESP 9.125%, 6/26/07.............................       83
        (n)475   CTI Holdings S.A. 0.00%, 4/15/08.................      237
           850   Indah Kiat Finance Mauritius 10.00%, 7/1/07......      586
           300   Multicanal S.A. 10.50%, 2/1/07...................      247
 EUR    (e)350   Netia Holdings 13.50%, 6/15/09...................      371
$       (n)600   Occidente y Caribe Cellular 0.00%, 3/15/04.......      402
                 Phillipine Long Distance Telephone Co.
           150   9.25%, 6/30/06...................................      140
           320   Series E, 7.85%, 3/6/07..........................      274
           200   Pindo Deli Financial Mauritius 10.75%, 10/1/07...      138
        (n)350   PTC International Finance B.V. 0.00%, 7/1/07.....      259
           539   Republic of Argentina, Series L (Floating Rate),
                   5.938%, 3/31/05................................      460
        (e)260   Samsung Electronics America 9.75%, 5/1/03........      270
        (e)125   Samsung Electronics Co. 7.45%, 10/1/02...........      121
           350   Satelites Mexicanos S.A., Series B, 10.125%,
                   11/1/04........................................      282
           760   TV Azteca S.A., Series B, 10.50%, 2/15/07........      572
           285   United Mexican States Par Bond, Series A, 6.25%,
                   12/31/19.......................................      211
                                                                    -------
                                                                      5,027
                                                                    -------
  SUPERMARKETS/DRUGS (0.8%)
           400   Fred Meyer, Inc. 7.375%, 3/1/05..................      405
                                                                    -------
  TRANSPORTATION (0.8%)
            67   ALPS, Series 96-1 DX, 12.75%, 6/15/06............       67
           325   American Commercial Lines LLC, Series B, 10.25%,
                   6/30/08........................................      326
                                                                    -------
                                                                        393
                                                                    -------
  U.S. TREASURY SECURITIES (1.7%)
           800   U. S. Treasury Note 6.50%, 10/15/06..............      826
                                                                    -------
  UTILITIES (2.1%)
           380   AES Corp. 8.50%, 11/1/07.........................      358
           540   CMS Energy Corp. 7.50%, 1/15/09..................      506
        (e)200   Ras Laffan Liquefied Natural Gas Co. 8.294%,
                   3/15/14........................................      183
                                                                    -------
                                                                      1,047
                                                                    -------
TOTAL FIXED INCOME SECURITIES (COST $45,503)......................   44,253
                                                                    -------

    SHARES
--------------

PREFERRED STOCK (1.8%)
  COMMUNICATIONS (1.2%)
      (a)1,550   Concentric Network Corp., Series B, PIK,
                   13.50%.........................................      146
    (a,e)2,250   Dobson Communications, PIK, 13.00%...............      217
        (a)228   IXC Communications, Inc., Series B, PIK,
                   12.50%.........................................      221
                                                                    -------
                                                                        584
                                                                    -------

    The accompanying notes are an integral part of the financial statements.

                MORGAN STANLEY DEAN WITTER UNIVERSAL FUNDS, INC.
                              HIGH YIELD PORTFOLIO

--------------------------------------------------------------------------------
                            STATEMENT OF NET ASSETS   (CONT.)
                                 JUNE 30, 1999
                                  (UNAUDITED)

                                                                      VALUE
    SHARES                                                            (000)
---------------------------------------------------------------------------
  MEDIA & ENTERTAINMENT (0.6%)
                 Paxson Communications Corp. PIK
         2,836   13.25%...........................................  $   255
      (a,e)431   9.75%............................................       43
                                                                    -------
                                                                        298
                                                                    -------
TOTAL PREFERRED STOCK (COST $866).................................      882
                                                                    -------

    NO. OF
   WARRANTS
--------------

WARRANTS (0.5%)
  COMMUNICATIONS (0.4%)
    (a,e)2,000   American Mobile Satellite Corp., expiring
                   4/1/08.........................................        7
    (a,e)1,350   OnePoint Communications Corp., expiring 6/1/08...       --
   (a,e)13,800   Rhythms NetConnections, Inc., expiring 5/15/08...      199
   (a,e)10,500   Wam!Net, Inc., expiring 3/1/05...................       24
                                                                    -------
                                                                        230
                                                                    -------
  MEDIA & ENTERTAINMENT (0.0%)
      (a,e)128   Paxson Communication Corp., expiring 6/30/03.....       --
                                                                    -------
  SOVEREIGN & EMERGING MARKETS (0.1%)
      (a)2,400   Occidente y Caribe Cellular, expiring 3/15/04....       40
                                                                    -------
TOTAL WARRANTS (COST $36).........................................      270
                                                                    -------

     FACE
    AMOUNT
    (000)
--------------

SHORT-TERM INVESTMENT (7.3%)
  REPURCHASE AGREEMENT (7.3%)
$        3,666   Chase Securities, Inc. 4.55%, dated 6/30/99, due
                   7/1/99, to be repurchased at $3,666,
                   collateralized by U.S. Treasury Notes, 11.125%,
                   due 8/15/03, valued at $3,765 (COST $3,666)....    3,666
                                                                    -------
  FOREIGN CURRENCY (0.1%)
 GBP        18   British Pound (COST $29).........................       29
                                                                    -------

     FACE
    AMOUNT                                                            VALUE
    (000)                                                             (000)
---------------------------------------------------------------------------

TOTAL INVESTMENTS (98.0%) (COST $50,100)..........................  $49,100
                                                                    -------

                                                                VALUE
                                                                (000)
--------------------------------------------------------------------------
OTHER ASSETS (2.5%)
  Cash..................................  $             1
  Interest Receivable...................              871
  Receivable for Investments Sold.......              276
  Unrealized Gain on Foreign Currency
   Exchange Contracts...................              100
  Receivable for Portfolio Shares
   Sold.................................               29            1,277
                                                    -----
LIABILITIES (-0.5%)
  Payable for Investments Purchased.....             (206)
  Payable for Portfolio Shares
   Redeemed.............................              (25)
  Investment Advisory Fees Payable......              (11)
  Administrative Fees Payable...........               (9)
  Professional Fees Payable.............               (7)
  Custodian Fees Payable................               (2)
  Other Liabilities.....................              (16)            (276)
                                                    -----          -------
NET ASSETS (100%)........................................   $       50,101
                                                                   -------
                                                                   -------

NET ASSET VALUE, OFFERING AND REDEMPTION
  PRICE PER SHARE
Applicable to 4,687,531 outstanding
  $0.001 par value shares (authorized
  500,000,000 shares)...................                    $       10.69
                                                                  -------
                                                                  -------
NET ASSETS CONSIST OF:
Paid in Capital..........................................   $      49,692
Undistributed Net Investment Income......................           1,671
Accumulated Net Realized Loss............................            (379 )
Unrealized Depreciation on Investments, Foreign Currency
  Translations and Futures Contracts.....................            (883 )
                                                                  -------
NET ASSETS..............................                    $      50,101
                                                                  -------
                                                                  -------

    The accompanying notes are an integral part of the financial statements.

                MORGAN STANLEY DEAN WITTER UNIVERSAL FUNDS, INC.
                              HIGH YIELD PORTFOLIO

--------------------------------------------------------------------------------
                            STATEMENT OF NET ASSETS   (CONT.)
                                 JUNE 30, 1999
                                  (UNAUDITED)

---------------------------------------------------

FOREIGN CURRENCY EXCHANGE INFORMATION:
Under the terms of foreign exchange currency contracts open at June 30, 1999, the Portfolio is obligated to deliver foreign currency in exchange for U.S. dollars as indicated below:

                                                                 NET
 CURRENCY                           IN EXCHANGE              UNREALIZED
TO DELIVER    VALUE    SETTLEMENT       FOR        VALUE     GAIN (LOSS)
  (000)       (000)       DATE         (000)       (000)        (000)
----------  ---------  -----------  -----------  ---------  -------------
  EUR  350  $     362     7/26/99    U.S.$ 362   $     362    $      --
  EUR  935        966     7/27/99    U.S.$1,000      1,000           34
  EUR   45         47     7/27/99    U.S.$  48          48            1
  EUR  340        351     7/27/99    U.S.$ 360         360            9
  EUR  250        258     7/27/99    U.S.$ 259         259            1
  EUR  165        170     7/30/99    U.S.$ 176         176            6
  GBP   50         79      8/9/99    U.S.$  80          80            1
  EUR   70         72     8/10/99    U.S.$  76          76            4
  EUR   50         52     8/20/99    U.S.$  54          54            2
  EUR  465        481     8/20/99    U.S.$ 494         494           13
  GBP  850      1,340      9/3/99    U.S.$1,369      1,369           29
            ---------                            ---------          ---
            $   4,178                            $   4,278    $     100
            ---------                            ---------          ---
            ---------                            ---------          ---

----------------------------------------------------------------

(a)   --  Non-income producing security
(e)   --  144A Security -- certain conditions for public sale may exist.
(j)   --  Security was pledged to cover margin requirements for futures contracts.
(n) -- Step Bond -- coupon rate increases in increments to maturity. Rate disclosed is as of June 30, 1999. Maturity date disclosed is the ultimate maturity date.
EUR   --  Euro
PIK   --  Payment-In-Kind. Income may be paid in additional securities or in cash at the discretion of the issuer.
Floating Rate -- Interest rate changes on these instruments are based upon a designated base rate. The rates shown are those in effect at June 30, 1999.

----------------------------------------------------------------
FUTURES CONTRACTS:
At June 30, 1999, the following futures contracts were open:

                   NUMBER        AGGREGATE                UNREALIZED
                     OF         FACE VALUE   EXPIRATION  APPRECIATION
                  CONTRACTS        (000)        DATE     (DEPRECIATION)
               ---------------  -----------  ----------  -------------
Short:
Long Gilt                 7      U.S.$1,254   Sept. 99     U.S.$  17

----------------------------------------------------------------

----------------------------------------------------------------
At June 30, 1999, cost and unrealized appreciation (depreciation) for U.S. Federal income tax purposes of the investments of the Portfolio were:

                                                   NET
  COST      APPRECIATION    (DEPRECIATION)   (DEPRECIATION)
  (000)         (000)            (000)            (000)
---------  ---------------  ---------------  ---------------
$  50,071     $     805        $  (1,805)       $  (1,000)

----------------------------------------------------------------

For the six months ended June 30, 1999, purchases and sales of investment securities for the Portfolio, other than long-term U.S. Government securities and short-term investments, were approximately $20,359,000 and $4,731,000, respectively. There were no purchases and sales of U.S. Government securities for the six months ended June 30, 1999.
----------------------------------------------------------------

Net capital and net currency losses incurred after October 31 and within the taxable year are deemed to arise on the first business day of the Portfolio's next taxable year. For the period from November 1, 1998 to December 31, 1998, the Portfolio incurred and elected to defer until January 1, 1999, for U.S. Federal income tax purposes net capital losses and net currency losses of approximately $56,000 and $11,000, respectively.

    The accompanying notes are an integral part of the financial statements.

                MORGAN STANLEY DEAN WITTER UNIVERSAL FUNDS, INC.
                              HIGH YIELD PORTFOLIO

--------------------------------------------------------------------------------
                            STATEMENT OF OPERATIONS

                                       SIX MONTHS ENDED
                                          JUNE 30, 1999
                                            (UNAUDITED)
                                                  (000)
-------------------------------------------------------

INVESTMENT INCOME:
  Interest                             $     1,856
                                            ------
    Total Income                             1,856
                                            ------
EXPENSES:
  Investment Advisory Fees                     104
  Less: Fees Waived                            (58     )
                                            ------
  Net Investment Advisory Fees                  46
  Administrative Fees                           53
  Shareholder Reports                           29
  Professional Fees                             22
  Directors' Fees and Expenses                   6
  Custodian Fees                                 5
  Other                                          5
                                            ------
    Net Expenses                               166
                                            ------
Net Investment Income                        1,690
                                            ------
NET REALIZED GAIN (LOSS) ON:
  Investments Sold                            (506     )
  Foreign Currency Transactions                143
  Futures Contracts                             40
                                            ------
    Net Realized Loss                         (323     )
                                            ------
CHANGE IN UNREALIZED
  APPRECIATION/DEPRECIATION ON:
  Investments                                 (374     )
  Futures                                       27
  Foreign Currency Translations                105
                                            ------
    Change in Unrealized
     Appreciation/Depreciation                (242     )
                                            ------
Net Realized Loss and Change in
  Unrealized
  Appreciation/Depreciation                   (565     )
                                            ------
NET INCREASE IN NET ASSETS RESULTING
  FROM OPERATIONS                      $     1,125
                                            ------
                                            ------

--------------------------------------------------------------------------------

                       STATEMENT OF CHANGES IN NET ASSETS

                                                     SIX MONTHS ENDED          YEAR ENDED
                                                        JUNE 30, 1999        DECEMBER 31,
                                                          (UNAUDITED)                1998
                                                                (000)               (000)
-----------------------------------------------------------------------------------------

INCREASE (DECREASE) IN NET ASSETS
OPERATIONS:
  Net Investment Income                             $          1,690    $          1,876
  Net Realized Gain (Loss)                                      (323)                135
  Change in Unrealized Appreciation/Depreciation                (242)               (973)
                                                             -------            --------
  Net Increase in Net Assets Resulting from
    Operations                                                 1,125               1,038
                                                             -------            --------
DISTRIBUTIONS:
  Net Investment Income                                           --              (1,838)
  Net Realized Gain                                               --                (207)
  In Excess of Net Realized Gain                                  --                 (86)
                                                             -------            --------
  Total Distributions                                             --              (2,131)
                                                             -------            --------
CAPITAL SHARE TRANSACTIONS (1):
 Subscribed                                                   22,925              33,087
 Distributions Reinvested                                         --               2,117
 Redeemed                                                     (7,008)            (13,542)
                                                             -------            --------
 Net Increase in Net Assets Resulting from Capital
   Share Transactions                                         15,917              21,662
                                                             -------            --------
 Total Increase in Net Assets                                 17,042              20,569
NET ASSETS:
  Beginning of Period                                         33,059              12,490
                                                             -------            --------
  End of Period (Including undistributed
    (overdistributed) net investment income of
    $1,671 and $(19), respectively)                 $         50,101    $         33,059
                                                             -------            --------
                                                             -------            --------
-----------------------------------------------------------------------------------------
(1) Capital Share Transactions:
      Shares Subscribed                                        2,155               3,060
      Shares Issued on Distributions Reinvested                   --                 205
      Shares Redeemed                                           (661)             (1,252)
                                                             -------            --------
    Net Increase in Capital Shares Outstanding                 1,494               2,013
                                                             -------            --------
                                                             -------            --------
-----------------------------------------------------------------------------------------

    The accompanying notes are an integral part of the financial statements.

                MORGAN STANLEY DEAN WITTER UNIVERSAL FUNDS, INC.
                              HIGH YIELD PORTFOLIO

--------------------------------------------------------------------------------
                              FINANCIAL HIGHLIGHTS

                                                                                           PERIOD FROM
                                        SIX MONTHS ENDED                              JANUARY 2, 1997*
                                           JUNE 30, 1999             YEAR ENDED        TO DECEMBER 31,
SELECTED PER SHARE DATA AND RATIOS           (UNAUDITED)      DECEMBER 31, 1998                   1997
------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF
  PERIOD                                      $ 10.35                $ 10.59                $ 10.00
                                              -------                -------                -------
INCOME FROM INVESTMENT OPERATIONS
  Net Investment Income                          0.36                   0.63                   0.63
  Net Realized and Unrealized Gain
    (Loss)                                      (0.02)                 (0.13)                  0.72
                                              -------                -------                -------
  Total From Investment Operations               0.34                   0.50                   1.35
                                              -------                -------                -------
DISTRIBUTIONS
  Net Investment Income                            --                  (0.62)                 (0.63)
  Net Realized Gain                                --                  (0.08)                 (0.13)
  In Excess of Net Realized Gain                   --                  (0.04)                    --
                                              -------                -------                -------
  Total Distributions                              --                  (0.74)                 (0.76)
                                              -------                -------                -------
NET ASSET VALUE, END OF PERIOD                $ 10.69                $ 10.35                $ 10.59
                                              -------                -------                -------
                                              -------                -------                -------
TOTAL RETURN                                     3.29%                  4.80%                 13.53%
                                              -------                -------                -------
                                              -------                -------                -------
RATIOS AND SUPPLEMENTAL DATA:
Net Assets, End of Period (000's)             $50,101                $33,059                $12,490
Ratio of Expenses to Average Net
  Assets                                         0.80%**                0.80%                  0.81%**
Ratio of Expenses to Average Net
  Assets
  Excluding Interest Expense                      N/A                    N/A                   0.80%**
Ratio of Net Investment Income to
  Average Net Assets                             8.12%**                8.42%                  7.41%**
Portfolio Turnover Rate                            13%                    48%                    78%
------------------------------------------------------------------------------------------------------
Effect of Voluntary Expense
  Limitation During the Period:
  Per Share Benefit to Net
    Investment Income                         $  0.01                $  0.03                $  0.08
Ratios Before Expense Limitation:
  Expenses to Average Net Assets                 1.08%**                1.15%                  1.68%**
  Net Investment Income to Average
    Net Assets                                   7.85%**                8.07%                  6.53%**

--------------------------------------------------------------------------------

  *  Commencement of operations
 **  Annualized

    The accompanying notes are an integral part of the financial statements.

                MORGAN STANLEY DEAN WITTER UNIVERSAL FUNDS, INC.
                         NOTES TO FINANCIAL STATEMENTS
                                 JUNE 30, 1999
                                  (UNAUDITED)
--------------------------------------------------------------------------------

Morgan Stanley Dean Witter Universal Funds, Inc., formerly Morgan Stanley Universal Funds, Inc., (the "Fund") is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. As of June 30, 1999, the Fund was comprised of twelve separate active portfolios (individually referred to as a "Portfolio", collectively as the "Portfolios").

The accompanying financial statements relate to the High Yield Portfolio. Please refer to the Investment Overview for the Portfolio's investment objectives.

The Fund is intended to be the funding vehicle for variable annuity contracts and variable life insurance policies to be offered by the separate accounts of certain life insurance companies.

A. ACCOUNTING POLICIES: The following significant accounting policies are in conformity with generally accepted accounting principles for investment companies. Such policies are consistently followed by the Fund in the preparation of the financial statements. Generally accepted accounting principles may require management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results may differ from those estimates.

1. SECURITY VALUATION: Equity securities listed on a U.S. exchange and equity securities traded on NASDAQ are valued at the latest quoted sales price on the valuation date. Securities listed on a foreign exchange are valued at their closing price. Unlisted securities and listed securities not traded on the valuation date, for which market quotations are readily available, are valued at the average of the mean between the current bid and asked prices obtained from reputable brokers. Bonds and other fixed income securities may be valued according to the broadest and most representative market. In addition, bonds and other fixed income securities may be valued on the basis of prices provided by a pricing service. The prices provided by a pricing service are determined without regard to bid or last sale prices, but take into account institutional size trading in similar groups of securities and any developments related to the specific securities. Debt securities purchased with remaining maturities of 60 days or less are valued at amortized cost, if it approximates market value. All other securities and assets for which market values are not readily available, including restricted securities, are valued at fair value as determined in good faith by the Board of Directors, although the actual calculations may be done by others.

2. INCOME TAXES: It is each Portfolio's intention to qualify as a regulated investment company and distribute all of its taxable and tax-exempt income. Accordingly, no provision for Federal income taxes is required in the financial statements.

Certain Portfolios may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued and applied to net investment income, net realized gains and net unrealized appreciation as these amounts are earned. Taxes may also be based on transactions in foreign currency and are accrued based on the value of investments denominated in such currency.

3. REPURCHASE AGREEMENTS: The Portfolios of the Fund may enter into repurchase agreements under which the Portfolio lends excess cash and takes possession of securities with an agreement that the counterparty will repurchase such securities. In connection with transactions in repurchase agreements, a bank as custodian for the Fund takes possession of the underlying securities which are held as collateral, with a market value at least equal to the amount of the repurchase transaction, including principal and accrued interest. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is marked-to-market on a daily basis to determine the adequacy of the collateral. In the event of default on the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. In the event of default or bankruptcy by the counterparty to the agreement, realization and/or retention of the collateral or proceeds may be subject to legal proceedings.

4. FOREIGN CURRENCY TRANSLATION AND FOREIGN INVESTMENTS: The books and records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars at the mean of the bid and asked prices of such currencies against U.S. dollars last quoted by a major bank as follows:

    - investments, other assets and liabilities at the prevailing rates of exchange on the valuation date;

    - investment transactions and investment income at the prevailing rates of exchange on the dates of such transactions.

Although the net assets of the Fund are presented at the foreign exchange rates and market values at the close of the period, the Fund does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of the securities held at period end. Similarly, the Fund does not isolate the effect of changes in foreign exchange rates from the fluctuations arising from changes in the market prices of securities sold during the period. Accordingly, realized and unrealized foreign currency gains (losses) are included in the reported net realized and unrealized gains (losses) on investment transactions and balances. However, pursuant to U.S. Federal income tax regulations, gains and losses from certain foreign currency transactions and the foreign currency portion of gains and losses realized on sales and maturities of foreign denominated debt securities are treated as ordinary income for U.S. Federal income tax purposes.

                MORGAN STANLEY DEAN WITTER UNIVERSAL FUNDS, INC.
                     NOTES TO FINANCIAL STATEMENTS (CONT.)
                                 JUNE 30, 1999
                                  (UNAUDITED)
--------------------------------------------------------------------------------

Net realized gains (losses) on foreign currency transactions represent net foreign exchange gains (losses) from foreign currency exchange contracts, disposition of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amount of investment income and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains (losses) from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of unrealized appreciation (depreciation) on the Statement of Net Assets. The change in net unrealized currency gains (losses) for the period is reflected on the Statement of Operations.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. dollar denominated transactions as a result of, among other factors, the possibility of lower levels of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability.

Prior governmental approval for foreign investments may be required under certain circumstances in some countries, and the extent of foreign investments in domestic companies may be subject to limitation in other countries. Foreign ownership limitations also may be imposed by the charters of individual companies to prevent, among other concerns, violation of foreign investment limitations. As a result, an additional class of shares (identified as "Foreign" in the Statement of Net Assets) may be created and offered for investment. The "local" and "foreign" shares' market values may differ. In the absence of trading of the foreign shares in such markets, the Fund values the foreign shares at the closing exchange price of the local shares. Such securities are identified as fair valued in the Statement of Net Assets.

The investment techniques of the Fund described in the following notes (5-11) are applicable to certain, but not all, of the Portfolios of the Fund.

5. FOREIGN CURRENCY EXCHANGE CONTRACTS: Certain Portfolios may enter into foreign currency exchange contracts generally to attempt to protect securities and related receivables and payables against changes in future foreign currency exchange rates. A foreign currency exchange contract is an agreement between two parties to buy or sell currency at a set price on a future date. The market value of the contract will fluctuate with changes in currency exchange rates. The contract is marked-to-market daily and the change in market value is recorded by the Portfolio as unrealized gain or loss. The Portfolio records realized gains or losses when the contract is closed equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Risk may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts and is generally limited to the amount of the unrealized gain on the contracts, if any, at the date of default. Risks may also arise from unanticipated movements in the value of a foreign currency relative to the U.S. dollar.

6. FORWARD COMMITMENTS AND WHEN-ISSUED/DELAYED DELIVERY SECURITIES: Certain Portfolios may make forward commitments to purchase or sell securities. Payment and delivery for securities which have been purchased or sold on a forward commitment basis can take place up to 120 days after the date of the transaction. Additionally, a Portfolio may purchase securities on a when-issued or delayed delivery basis. Securities purchased on a when-issued or delayed delivery basis are purchased for delivery beyond the normal settlement date at a stated price and yield, and no income accrues to the Portfolio on such securities prior to delivery. When the Portfolio enters into a purchase transaction on a when-issued or delayed delivery basis, it establishes either a segregated account in which it maintains liquid assets in an amount at least equal in value to the Portfolio's commitments to purchase such securities or designates such assets as segregated on the records of the Portfolio. Purchasing securities on a forward commitment or when-issued or delayed-delivery basis may involve a risk that the market price at the time of delivery may be lower than the agreed upon purchase price, in which case there could be an unrealized loss at the time of delivery.

7. LOAN AGREEMENTS: Certain Portfolios may invest in fixed and floating rate loans ("Loans") arranged through private negotiations between an issuer of sovereign debt obligations and one or more financial institutions ("Lenders") deemed to be creditworthy by the investment adviser. A Portfolio's investments in Loans may be in the form of participations in Loans ("Participations") or assignments of all or a portion of Loans ("Assignments") from third parties. A Portfolio's investment in Participations typically results in the Portfolio having a contractual relationship with only the Lender and not with the borrower. The Portfolio has the right to receive payments of principal, interest and any fees to which it is entitled only upon receipt by the Lender of the payments from the borrower. A Portfolio generally has no right to enforce compliance by the borrower with the terms of the loan agreement. As a result, the Portfolio may be subject to the credit risk of both the borrower and the Lender that is selling the Participation. When a Portfolio purchases Assignments from Lenders, it typically acquires direct rights against the borrower on the Loan. Because Assignments are arranged through private negotiations between potential assignees and potential assignors, the rights and obligations acquired by the Portfolio as the purchaser of an Assignment may differ from, and be more limited than, those held by the assigning Lender.

8. SHORT SALES: Certain Portfolios may sell securities short. A short sale is a transaction in which the Portfolio sells securities it may or may not own, but has borrowed, in anticipation of a decline in the market price of the securities. The Portfolio is obligated to replace the borrowed securities at the market price at the time of replacement. The Portfolio

                MORGAN STANLEY DEAN WITTER UNIVERSAL FUNDS, INC.
                     NOTES TO FINANCIAL STATEMENTS (CONT.)
                                 JUNE 30, 1999
                                  (UNAUDITED)
--------------------------------------------------------------------------------
may have to pay a premium to borrow the securities as well as pay any dividends or interest payable on the securities until they are replaced. The Portfolio's obligation to replace the securities borrowed in connection with a short sale will generally be secured by collateral deposited with the broker that consists of cash, U.S. government securities or other liquid, high grade debt obligations. In addition, the Portfolio will either designate on the custodian records in its regular custody account or place in a segregated account with its Custodian an amount of cash, U.S. government securities or other liquid high grade debt obligations equal to the difference, if any, between (1) the market value of the securities sold and (2) any cash, U.S. government securities or other liquid high grade debt obligations deposited as collateral with the broker in connection with the short sale. Short sales by the Portfolio involve certain risks and special considerations. Possible losses from short sales differ from losses that could be incurred from a purchase of a security, because losses from short sales may be unlimited, whereas losses from purchases cannot exceed the total amount invested.

9. FUTURES: Certain Portfolios may purchase and sell futures contracts. Futures contracts provide for the sale by one party and purchase by another party of a specified amount of a specified security, index, instrument or basket of instruments. Futures contracts (secured by cash or government securities deposited with brokers or custodians as "initial margin") are valued based upon their quoted daily settlement prices; changes in initial settlement value (represented by cash paid to or received from brokers as "variation margin") are accounted for as unrealized appreciation (depreciation). When futures contracts are closed, the difference between the opening value at the date of purchase and the value at closing is recorded as realized gains or losses in the Statement of Operations.

Certain Portfolios may use futures contracts in order to manage exposure to the stock and bond markets, to hedge against unfavorable changes in the value of securities or to remain fully invested and to reduce transaction costs. Futures contracts involve market risk in excess of the amounts recognized in the Statement of Net Assets. Risks arise from the possible movements in security values underlying these instruments. The change in value of futures contracts primarily corresponds with the value of their underlying instruments, which may not correlate with the change in value of the hedged investments. In addition, there is the risk that a Portfolio may not be able to enter into a closing transaction because of an illiquid secondary market.

10. SWAP AGREEMENTS: The Portfolios may enter into swap agreements to exchange one return or cash flow for another return or cash flow in order to hedge against unfavorable changes in the value of securities or to remain fully invested and to reduce transaction costs. The following summarizes swaps which may be entered into by the Portfolios.

INTEREST RATE SWAPS: Interest rate swaps involve the exchange of commitments to pay and receive interest based on a notional principal amount. Net periodic interest payments to be received or paid are accrued daily and are recorded in the Statement of Operations as an adjustment to interest income. Interest rate swaps are marked-to-market daily based upon quotations from market makers and the change, if any, is recorded as unrealized appreciation or depreciation in the Statement of Operations.

TOTAL RETURN SWAPS: Total return swaps involve commitments to pay interest in exchange for a market-linked return based on a notional amount. To the extent the total return of the security, instrument or basket of instruments underlying the transaction exceeds or falls short of the offsetting interest obligation, the Portfolio will receive a payment from or make a payment to the counterparty, respectively. Total return swaps are marked-to-market daily based upon quotations from market makers and the change, if any, is recorded as appreciation or depreciation in the Statement of Operations. Periodic payments received or made at the end of each measurement period are recorded as realized gains or losses in the Statement of Operations.

Realized gains or losses on maturity or termination of interest rate and total return swaps are presented in the Statement of Operations.

Because there is no organized market for these swap agreements, the value of open swaps reported in the Statement of Net Assets may differ from that which would be realized in the event the Portfolio terminated its position in the agreement. Risks may arise upon entering into these agreements from the potential inability of the counterparties to meet the terms of the agreements and are generally limited to the amount of net interest payments to be received and/or favorable movements in the value of the underlying security, instrument or basket of instruments, if any, at the date of default.

11. PURCHASED AND WRITTEN OPTIONS: Certain Portfolios may write covered call and put options on portfolio securities and other financial instruments. Premiums are received and are recorded as liabilities. The liabilities are subsequently adjusted to reflect the current value of the options written. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or are closed are added to or offset against the proceeds or amount paid on the transaction to determine the net realized gain or loss. By writing a covered call option, a Portfolio, in exchange for the premium, foregoes the opportunity for capital appreciation above the exercise price should the market price of the underlying security increase. By writing a covered put option, a Portfolio, in exchange for the premium, accepts the risk of a decline in the market value of the underlying security below the exercise price.

Certain Portfolios may purchase call and put options on their portfolio securities or other financial instruments. A

                MORGAN STANLEY DEAN WITTER UNIVERSAL FUNDS, INC.
                     NOTES TO FINANCIAL STATEMENTS (CONT.)
                                 JUNE 30, 1999
                                  (UNAUDITED)
--------------------------------------------------------------------------------
Portfolio may purchase call options to protect against an increase in the price of the security or financial instrument it anticipates purchasing. Each Portfolio may purchase put options on securities which it holds or other financial instruments to protect against a decline in the value of the security or financial instrument or to close out covered written put positions. Risks may arise from an imperfect correlation between the change in market value of the securities held by the Portfolio and the prices of options relating to the securities purchased or sold by the Portfolio and from the possible lack of a liquid secondary market for an option. The maximum exposure to loss for any purchased option is limited to the premium initially paid for the option.

12. OTHER: Security transactions are accounted for on the date the securities are purchased or sold. Realized gains and losses on the sale of investment securities are determined on the specific identified cost basis. Dividend income is recorded on the ex-dividend date (except for certain foreign dividends that may be recorded as soon as the Fund is informed of such dividends) net of applicable withholding taxes where recovery of such taxes is not reasonably assured. Interest income is recognized on the accrual basis except where collection is in doubt. Discounts and premiums on securities purchased (other than mortgage-backed securities) are amortized according to the effective yield method over their respective lives. Most expenses of the Fund can be directly attributed to a particular Portfolio. Expenses which cannot be directly attributed are apportioned among the Portfolios based upon relative net assets. Distributions from the Portfolios are recorded on the ex-distribution date.

The amount and character of income and capital gain distributions to be paid by Portfolios of the Fund are determined in accordance with Federal income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to differing book and tax treatments for the character and timing of the recognition of gains or losses on securities and foreign currency exchange contracts, the timing of the deductibility of certain foreign taxes and dividends received from real estate investment trusts.

Permanent book and tax basis differences relating to shareholder distributions may result in reclassifications among undistributed net investment income
(loss), accumulated net realized gain (loss) and paid in capital.

Permanent book and tax differences, if any, are not included in ending undistributed (distributions in excess of) net investment income/accumulated net investment loss for the purpose of calculating net investment income (loss) per share in the Financial Highlights.

Settlement and registration of foreign securities transactions may be subject to significant risks not normally associated with investments in the United States. In certain markets, including Russia, ownership of shares is defined according to entries in the issuer's share register. In Russia, there currently exists no central registration system and the share registrars may not be subject to effective state supervision. It is possible that a Portfolio holding these securities could lose its share registration through fraud, negligence or even mere oversight. In addition, shares being delivered for sales and cash being paid for purchases may be delivered before the exchange is complete. This may subject the Portfolio to further risk of loss in the event of a failure to complete the transaction by the counterparty.

B. ADVISER: Miller Anderson & Sherrerd, LLP ("MAS"), a wholly-owned subsidiary of Morgan Stanley Dean Witter & Co., provides the Portfolio with investment advisory services for a fee, paid quarterly, at the annual rate based on average daily net assets as follows:

                                  FROM            MORE
                 FIRST        $500 MILLION        THAN
PORTFOLIO    $500 MILLION     TO $1 BILLION    $1 BILLION
----------  ---------------  ---------------  -------------
High Yield         0.50%            0.45%           0.40%

MAS has agreed to reduce fees payable to it and to reimburse the Portfolio, if necessary, to the extent that the annual operating expenses, as defined, expressed as a percentage of average daily net assets, exceed the maximum ratio of 0.80%.

C. ADMINISTRATOR: Morgan Stanley Dean Witter Investment Management Inc. (the "Administrator"), a wholly-owned subsidiary of Morgan Stanley Dean Witter & Co., provides the Portfolio with administrative services pursuant to an administrative agreement for a monthly fee which on an annual basis equals 0.25% of the average daily net assets of the Portfolio, plus reimbursement of out-of-pocket expenses. Under an agreement between the Administrator and Chase Global Funds Services Company ("CGFSC"), a corporate affiliate of The Chase Manhattan Bank ("Chase"), CGFSC provides certain administrative services to the Fund. For such services, the Administrator pays CGFSC a portion of the fee the Administrator receives from the Fund. Certain employees of CGFSC are officers of the Fund.

D. CUSTODIAN: The Chase Manhattan Bank serves as custodian for the Fund in accordance with a custodian agreement.

E. OTHER: At June 30, 1999, the net assets of certain Portfolios were substantially comprised of foreign denominated securities and currency. Changes in currency exchange rates will affect the U.S. dollar value of and investment income from such securities.

From time to time, a Portfolio may have shareholders that hold a significant portion of the Portfolio's outstanding shares. Investment activities of these shareholders could have a material impact on those Portfolios.

                MORGAN STANLEY DEAN WITTER UNIVERSAL FUNDS, INC.

--------------------------------------------------------------------------------

DIRECTORS

Barton M. Biggs
CHAIRMAN OF THE BOARD
 Chairman and Director, Morgan Stanley Dean Witter Investment
 Management Inc. and Morgan Stanley Dean Witter
 Investment Management Limited;
 Managing Director, Morgan Stanley & Co. Incorporated

Michael F. Klein
DIRECTOR AND PRESIDENT
 Principal, Morgan Stanley Dean Witter Investment Management
 Inc. and Morgan Stanley & Co. Incorporated

John D. Barrett II
Chairman and Director,
Barrett Associates, Inc.

Gerard E. Jones
Partner, Richards & O'Neil LLP

Andrew McNally IV
River Road Partners

Samuel T. Reeves
Chairman of the Board and Chief Executive Officer,
Pinnacle L.L.C.

Fergus Reid
Chairman and Chief Executive Officer,
LumeLite Plastics Corporation

Frederick O. Robertshaw
Of Counsel, Copple, Chamberlin & Boehm, P.C.

INVESTMENT ADVISERS AND ADMINISTRATORS

Morgan Stanley Dean Witter Investment Management Inc.
1221 Avenue of the Americas
New York, New York 10020

Miller Anderson & Sherrerd, LLP
One Tower Bridge
West Conshohocken, PA 19428-2899

DISTRIBUTOR

Morgan Stanley & Co. Incorporated
1221 Avenue of the Americas
New York, NY 10020

CUSTODIAN

The Chase Manhattan Bank
3 Chase MetroTech Center
Brooklyn, NY 11245

OFFICERS

Stefanie V. Chang
VICE PRESIDENT

James A. Gallo
VICE PRESIDENT

Harold J. Schaaff, Jr.
VICE PRESIDENT

Joseph P. Stadler
VICE PRESIDENT

Richard J. Shoch
VICE PRESIDENT

Mary E. Mullin
SECRETARY

Karl O. Hartmann
ASSISTANT SECRETARY

Belinda A. Brady
ASSISTANT TREASURER

LEGAL COUNSEL

Morgan, Lewis & Bockius LLP
1701 Market Street
Philadelphia, Pennsylvania 19103

INDEPENDENT ACCOUNTANTS

PricewaterhouseCoopers LLP
1177 Avenue of the Americas
New York, New York 10036

--------------------------------------------------------------------------------

THIS REPORT IS AUTHORIZED FOR DISTRIBUTION ONLY WHEN PRECEDED OR ACCOMPANIED BY THE PROSPECTUS OF THE MORGAN STANLEY UNIVERSAL FUNDS, INC. WHICH DESCRIBES IN DETAIL EACH INVESTMENT PORTFOLIO'S INVESTMENT POLICIES, FEES AND EXPENSES. PLEASE READ THE PROSPECTUS CAREFULLY BEFORE YOU INVEST OR SEND MONEY.